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[JPMorganChase Letterhead]                                                               May 1, 2003 - May 30, 2003
                                                                                         Page 1 of 1
                                                                     507 000 TS          Business Statement
                 POLAROID-OEP IMAGING CORPORATION                                        Customer Service
                 ATTN: KEVIN R. POND                                                     If there are any questions regarding
                 PRIMARY PDC INC.                                                        your account, please call your
                 1265 MAIN STREET                                                        Relationship Manager.
                 WALTHAM MA 02451

                                                                                         Primary Account Number           507-895053
                                                                                         Number of Checks Enclosed:          0

                 Money Market Account      507-895053                                               POLAROID-OEP IMAGING CORPORATION

---------------- ---------------------------------  --------  -------------------------  -----------------  ------------------------
Summary                                                                Number                 Amount
                 Opening Balance                                                             $4,039,131.86
                 .................................  ........  ............................................  ........................
                 Deposits and Credits                                     1                      $2,603.86
                 .................................  ........  ............................................  ........................
                 Withdrawals and Debits                                                              $0.00
                 .................................  ........  ............................................  ........................
                 Checks Paid                                                                         $0.00
---------------- ---------------------------------  --------  --------------------------------------------  ------------------------
                 Ending Balance                                                              $4,041,735.50
                                                                                                            ------------------------

                 -------------------------------------------------------------------------------------------------------------------
                 Average Balance                                 $4,039,131.83
                 .................................  ........  .........................  .................  ........................
                 Interest Paid for 31 Day(s)                         $2,603.86           Interest Credited Year to Date   $12,574.50
                                                                                                            ........................
                 Interest Rate(s):                  05/22 to 05/22 at 0.75%
                                                    05/23 to 05/26 at 0.71%
                                                    05/27 to 05/27 at 0.82%
                                                    05/28 to 05/28 at 0.79%
                                                    05/29 to 05/29 at 0.79%
                                                    05/30 to 05/31 at 0.78%
Deposits and     DateDescription                                                                                              Amount
Credits
                 ......................................................................  .................  ........................
                 05/30Interest Paid                                                                                        $2,603.86
                 ------------------------------------------------------------------------.................  ------------------------
                 Total                                                                                                     $2,603.86
---------------- ---------------------------------  --------  -------------------------  -----------------  ------------------------
Daily Balance

                 .................................            .........................                     ........................
                 Date                      Balance            Date              Balance                     Date             Balance
                 .................................            .........................                     ........................
                 05/30               $4,041,735.50



                                                                 1
[The Bank of New York Letterhead]                                                                    Business Banking Statement

                                                                       Period:          05/01/03 to 05/30/03
                                                                       Page:            1 of 3
                                                                       Enclosures:      33
                                                                                                                           5007
                                                                                                                         --9--K
                                            PRIMARY PDC, INC
                                            1265 MAIN ST
                                            WALTHAM, MA  02451-1743

Summary                                                                                                            Credit
of Accounts          Account Type            Account No.                      Assets             Loans           Available
                     Checking Account        690-3534891                           155,696.33
                     Mutual Fund             76001691637                         7,058,354.88
                     TOTAL                                                       7,214,051.21               .00                .00
                     ----------------------- -----------------------------  ------------------ ----------------- -------------------

Mutual Fund          MUTUAL FUNDS
Information         o    are NOT insured by the FDIC
                     o    are NOT deposits or other obligations of The Bank of New York and are NOT guaranteed by The Bank of New York; and
                     o    are subject to investment risks, including possible loss of principal amount invested.

Check                Activity                                                                           Account No. 690-3534891
Invest
                     Date    Description                                      Debits            Credits            Balance
                     05/01   OPENING BALANCE                                                                            155,000.00
                     ------- ------------------------------------------ ------------------ ----------------- ------------------
                     05/01   8 CHECKS                                               13,156.90-                          141,843.10
                     05/01   CHECKINVEST TRANSFER                                                     13,156.90         155,000.10
                     05/05   3 CHECKS                                               61,835.34-                           93,164.66
                     05/05   CHECKINVEST TRANSFER                                                     61,835.34         155,000.00
                     05/06   2 CHECKS                                                5,429.91-                          149,570.09
                     05/06   CHECKINVEST TRANSFER                                                      5,429.91         155,000.00
                     05/07   3 CHECKS                                              142,650.28-                           12,349.72
                     05/07   CHECKINVEST TRANSFER                                                    142,650.28         155,000.00
                     05/08   DEPOSIT                                                                     249.23         155,249.23
                     05/08   1 CHECK                                                 3,200.00-                          152,049.23
                     05/08   CHECKINVEST TRANSFER                                                      3,200.00         155,249.23
                     05/12   2 CHECKS                                               11,875.30-                          143,373.93
                     05/12   CHECKINVEST TRANSFER                                                     11,626.07         155,000.00
                     05/13   1 CHECK                                                17,543.05-                          137,456.95
                     05/13   CHECKINVEST TRANSFER                                                     17,543.05         155,000.00
                     05/14   2 CHECKS                                               56,275.06-                           98,724.94
                     05/14   CHECKINVEST TRANSFER                                                     56,275.06         155,000.00
                     05/15   3 CHECKS                                               14,149.62-                          140,850.38
                     05/15   CHECKINVEST TRANSFER                                                     14,149.62         155,000.00
                     05/16   1 CHECK                                                 8,107.58                           146,892.42
                     05/16   CHECKINVEST TRANSFER                                                      8,107.58         155,000.00
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